EXHIBIT 99.1

Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

2022 and Recent Highlights:

●	Full-year 2022 revenues of $88.6 million, up 22% over full-year 2021 revenues of $72.5 million
●	Sold all non-ophthalmology assets, making Harrow a pure-play ophthalmic pharmaceutical company
●	FDA approval of IHEEZO™ topical ocular anesthetic
●	CMS issuance of Permanent J-Code (J2403) and Pass-Through Reimbursement Status for IHEEZO
●	Acquired U.S. commercial rights to ILEVRO®, NEVANAC®, VIGAMOX®, MAXIDEX®, and TRIESENCE®
●	Launched Fortisite™ fortified antibiotic compounded formulations
●	Launched preservative-free and boric-acid free compounded atropine.com™ formulations

NASHVILLE, Tenn., March 23, 2023 – Harrow (NASDAQ: HROW), a leading U.S. eyecare pharmaceutical company, today announced results for the fourth quarter and year ended December 31, 2022. The Company also posted its fourth quarter and year-end Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com.

“2022 was truly a transformational year for Harrow,” said Mark L. Baum, CEO of Harrow. “Our IHEEZO™ journey has been remarkable – with its FDA approval in September 2022, and recently, in 2023, its issuance of a permanent J-Code (J2403) and Transitional Pass-Through Reimbursement payment status. We believe that the J-Code and Pass-Through designations will enable a more efficient reimbursement process for ophthalmologists, optometrists, and retina specialists and create greater accessibility to the many clinical benefits that IHEEZO provides. We are confident that the infrastructure investments we made throughout 2022 to strengthen our people, platform, and performance will greatly contribute to a successful launch of IHEEZO in May 2023.

“We also were successful in 2022 in significantly expanding our product portfolio in terms of both branded pharmaceutical products (BPPs) and compounded pharmaceutical products (CPPs). We transitioned NDAs for BPPs, such as IOPIDINE® and MAXITROL®, and we rounded out the year by announcing the acquisition of U.S. commercial rights to ILEVRO®, NEVANAC®, VIGAMOX®, MAXIDEX®, and TRIESENCE®, which are currently in various stages of preparedness for revitalization and relaunch once their NDAs are transferred to Harrow. We also launched several new compounded pharmaceutical products, including Fortisite™, and launched Atropine.com for easier distribution of Atropine, including our next-generation compounded Atropine formulations that do not contain either preservatives or boric acid. Lastly, in 2022, we realized our goal of becoming a “pure-play ophthalmic pharmaceutical company” with the divestiture of our non-ophthalmic-related assets.

“We believe that Harrow is well positioned as one of the leading U.S. eyecare pharmaceutical companies, meeting the needs of our customers and patients where they are and providing them accessible and affordable pharmaceutical medicines and formulations that fill unmet needs in ophthalmology. I speak for the entire Harrow Family when I say that we are very excited – and prepared – for what 2023 (and beyond) has in store for us.”

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

Fourth quarter and year-end 2022 figures of merit:

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Net revenues	$20,329,000	$20,188,000	$88,595,000	$72,476,000
Gross margin	71%	75%	71%	75%
Core gross margin(1)	71%	75%	73%	75%
Net income (loss)	1,055,000	(7,418,000)	(14,086,000)	(18,479,000)
Core net income (loss)(1)	2,104,000	(3,525,000)	1,540,000	(4,353,000)
Adjusted EBITDA(1)(2)	1,089,000	(1,482,000)	13,017,000	11,378,000
Basic and diluted net income (loss) per share	0.04	(0.27)	(0.51)	(0.69)
Core net income (loss) per share(1):
Basic	0.08	(0.13)	0.05	(0.16)
Diluted	0.07	(0.13)	0.05	(0.16)

(1)	Core gross margin, core net income (loss), core basic and diluted net income (loss) per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.
(2)	The Company recently made a change to its methodology for reporting of Adjusted EBITDA to include acquired in-process R&D (“IPR&D”) charges. During the 2021 reporting periods, similar IPR&D transactions were excluded from Adjusted EBITDA for reporting purposes. This change is the result of the U.S. Securities and Exchange Commission’s recent industry correspondence on this matter.

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast today at 4:45 p.m. Eastern Time to discuss the fourth quarter and year-end 2022 results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Thursday, March 23, 2023
Time:	4:45 p.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 2628819): (telephonic replay through March 30, 2023)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through March 23, 2024)	harrow.com

About Harrow

Harrow (Nasdaq: HROW) is a leading U.S. eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic prescription therapies that are accessible and affordable. Harrow owns U.S. commercial rights to ten FDA-approved ophthalmic pharmaceutical products. Harrow also owns and operates ImprimisRx, the leading U.S. ophthalmic-focused pharmaceutical compounding business, which also serves as a mail-order pharmacy licensed to ship prescription medications in all 50 states. Harrow has non-controlling equity positions in Surface Ophthalmics, Inc. and Melt Pharmaceuticals, Inc., companies that began as subsidiaries of Harrow. Harrow also owns royalty rights in four late-stage drug candidates being developed by Surface and Melt.

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include the continued impact of the COVID-19 pandemic and any future health epidemics on our financial condition, liquidity and results of operations; our ability to make commercially available our FDA-approved products and compounded formulations and technologies in a timely manner or at all; market acceptance of the Company’s products and challenges related to the marketing of the Company’s products; risks related to our pharmacy operations; our ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our products; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for our technologies and products; unexpected new data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

HARROW HEALTH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,
	2022	2021
	(unaudited)
ASSETS
Cash and cash equivalents	$96,270,000	$42,167,000
All other current assets	21,990,000	18,495,000
Total current assets	118,260,000	60,662,000
All other assets	37,168,000	37,667,000
TOTAL ASSETS	$157,378,000	$98,329,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$18,632,000	$9,722,000
Loans payable, net of current portion and unamortized debt discount	104,174,000	71,654,000
All other liabilities	7,332,000	6,022,000
TOTAL LIABILITIES	130,138,000	87,398,000
TOTAL STOCKHOLDERS’ EQUITY	27,240,000	10,931,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$157,378,000	$98,329,000

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
Total revenues	$20,329,000	$20,188,000	$88,595,000	$72,476,000
Cost of sales	6,165,000	5,080,000	25,383,000	18,214,000
Gross profit	14,164,000	15,108,000	63,212,000	54,262,000
Selling, general and administrative	15,239,000	12,672,000	58,243,000	41,315,000
Research and development	703,000	3,942,000	3,050,000	11,084,000
Impairment of intangible assets	-	249,000	-	249,000
Total operating expenses	15,942,000	16,863,000	61,293,000	52,648,000
(Loss) income from operations	(1,778,000)	(1,755,000)	1,919,000	1,614,000
Total other income (expense), net	2,833,000	(5,530,000)	(15,930,000)	(19,488,000)
Income taxes	-	133,000	75,000	133,000
Net income (loss) attributable to Harrow Health, Inc.	1,055,000	(7,418,000)	(14,086,000)	(18,007,000)
Preferred dividends and accretion of preferred stock discount	-	-	-	(472,000)
Net income (loss) attributable to Harrow Health, Inc. common stockholders	$1,055,000	$(7,418,000)	$(14,086,000)	$(18,479,000)
Net income (loss) per share of common stock, basic and diluted	$0.04	$(0.27)	$(0.51)	$(0.69)

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2022	2021
Net cash provided by (used in):
Operating activities	$1,705,000	$5,081,000
Investing activities	(1,743,000)	(18,685,000)
Financing activities	54,141,000	51,470,000
Net change in cash and cash equivalents	54,103,000	37,866,000
Cash and cash equivalents at beginning of the period	42,167,000	4,301,000
Cash and cash equivalents at end of the year	$96,270,000	$42,167,000

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss) attributable to Harrow Health, Inc., excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss, net, gain on forgiveness of debt, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss) attributable to Harrow Health, Inc. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Included in Adjusted EBITDA for 2021 is an in-process R&D (IPR&D) charge of $8.1 million associated with an upfront payment related to the execution of a licensing and supply arrangement with Sintetica, S.A. for IHEEZO. This $8.1 million charge was previously excluded in the prior year reporting periods from Adjusted EBITDA and has been adjusted to account for a change in the Company’s methodology to now include similar IPR&D transactions for Adjusted EBITDA, non-GAAP disclosure and reporting purposes. This change is the result of the U.S. Securities and Exchange Commission’s recent industry correspondence on this matter.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net income (loss), for the three months and year ended December 31, 2022, and for the same periods in 2021:

HARROW HEALTH, INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2022	2021	2022	2021
GAAP net income (loss)	$1,055,000	$(7,418,000)	$(14,086,000)	$(18,007,000)
Stock-based compensation and expenses	2,033,000	2,115,000	7,974,000	5,745,000
Interest expense, net	1,858,000	1,924,000	7,244,000	5,436,000
Taxes	-	133,000	75,000	133,000
Depreciation	387,000	442,000	1,477,000	1,717,000
Amortization of intangible assets	378,000	39,000	1,578,000	161,000
Impairment of intangible assets	-	249,000	-	249,000
Investment loss, net	670,000	3,854,000	14,047,000	15,460,000
Loss on disposal of equipment	69,000	41,000	69,000	41,000
Non-recurring expenses	-	351,000	-	1,851,000
Gain on sale of non-ophthalmology assets	(5,259,000)	-	(5,259,000)	-
Other income, net	(102,000)	(248,000)	(102,000)	(1,408,000	)(1)
Adjusted EBITDA	$1,089,000	$1,482,000	$13,017,000	$11,378,000

(1)	Includes $756,000 for early extinguishment of loan and a gain on forgiveness of debt of $1,976,000.

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

Core Results

Harrow Core Results, including core gross margin, core net income (loss), core operating income (loss), core basic and diluted income (loss) per share, and core operating margin, exclude all amortization and impairment charges of intangible assets, excluding software development costs, net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), preferred stock dividends, and gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, a non-GAAP measure, to the most comparable GAAP measure for the three months and year ended December 31, 2022, and for the same periods in 2021:

For the Three Months Ended December 31, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$14,164,000	$341,000	$-	$14,505,000
Gross margin	70%			71%
Operating (loss) income	(1,778,000)	378,000	-	(1,400,000)
Income before taxes	1,055,000	378,000	670,000	2,103,000
Taxes	-	-	-	-
Net income	1,055,000	378,000	670,000	2,103,000
Loss per share ($)(1):
Basic	0.04			0.08
Diluted	0.04			0.07
Weighted average number of shares of common stock outstanding:
Basic	27,958,392			27,958,392
Diluted	29,426,567			29,426,567

For the Year Ended December 31, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$63,212,000	$1,364,000	$-	$64,576,000
Gross margin	71%			73%
Operating income	1,919,000	1,579,000	-	3,498,000
(Loss) income before taxes	(14,011,000)	1,579,000	14,047,000	1,615,000
Taxes	(75,000)	-	-	(75,000)
Net (loss) income	(14,086,000)	1,579,000	14,047,000	1,540,000
Basic and diluted loss per share ($)(1)	(0.51)			0.05
Basic and diluted weighted average number of shares of common stock outstanding	27,460,968			27,460,968

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Harrow Announces Fourth Quarter and Year-End 2022 Financial Results

March 23, 2023

For the Three Months Ended December 31, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$15,108,000	$-	$-	$15,108,000
Gross margin	75%			75%
Operating (loss) income	(1,755,000)	39,000	-	(1,716,000)
(Loss) income before taxes	(7,285,000)	39,000	(3,854,000)	(3,392,000)
Taxes	(133,000)	-	-	(133,000)
Net (loss) income	(7,418,000)	39,000	(3,854,000)	(3,525,000)
Basic and diluted loss per share ($)(1)	(0.27)			(0.13)
Basic and diluted weighted average number of shares of common stock outstanding	27,154,548			27,154,548

For the Year Ended December 31, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$54,262,000	$-	$-	$-	$54,262,000
Gross margin	75%				75%
Operating income (loss)	1,614,000	161,000	-	-	1,775,000
(Loss) income before taxes	(17,874,000)	161,000	15,460,000	(1,967,000)	(4,220,000)
Taxes	(133,000)	-	-	-	(133,000)
Preferred dividends and accretion of preferred stock issuance costs	(472,000)	-	-	472,000	-
Net (loss) income attributable to common stockholders	(18,479,000)	161,000	15,460,000	(1,495,000)	(4,353,000)
Basic and diluted loss per share ($)(1)	(0.69)				(0.16)
Basic and diluted weighted average number of shares of common stock outstanding	26,757,451				26,757,451

(1)	Core basic and diluted income (loss) per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted income (loss) per share also contemplates dilutive shares associated with equity-based awards and warrants as described in Note 2 and elsewhere in the Consolidated Financial Statements filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

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